                                                              CUSIPS 912325 AB 3
                                                                     912325 AD 9

                             LETTER OF TRANSMITTAL
            TO TENDER 5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2003
                                       OF
                          U.S. OFFICE PRODUCTS COMPANY
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 5, 1998

       THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, JUNE 3, 1998, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE
                       EXTENDED, THE "EXPIRATION DATE").

                        THE DEPOSITARY FOR THE OFFER IS:
                        BY MAIL, BY HAND OR BY COURIER:
                            The Chase Manhattan Bank
                            55 Water Street, Rm. 234
                               New York, NY 10041
                           Attention: Carlos Esteves
                           Telephone: (212) 638-0828

                                 BY FACSIMILE:
                              (212) 638-7380/7381

                   FOR CONFIRMATION AND/OR INFORMATION CALL:
                                 (212) 638-0828

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (OR RE-TENDER IF SUCH HOLDERS HAVE PREVIOUSLY WITHDRAWN) THEIR NOTES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE. TENDERS MAY NOT BE WITHDRAWN AT ANY TIME FOLLOWING THE EXPIRATION DATE, SUBJECT TO LIMITED EXCEPTIONS.

    This Letter of Transmittal should be used only to tender the Notes held in registered form (other than the Registered Regulation S Notes) as described in the Offer to Purchase of U.S. Office Products Company, dated May 5, 1998 (as the same may be amended or supplemented from time to time, the "Offer to Purchase" and together with this Letter of Transmittal, the "Offer").

    This Letter of Transmittal is to be used (i) if Notes are to be physically delivered to the Depositary, (ii) if delivery of Notes is to be made by book-entry transfer to the account maintained by the Depositary at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Notes--Tendering Notes--Book-Entry Delivery Procedures" or (iii) if Notes are being tendered in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Notes--Tendering Notes--Guaranteed Delivery."

    Holders of Notes that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message, and thus there is no requirement for such Holder to deliver a Letter of Transmittal to DTC or the Depositary. DTC participants may also accept the Offer by submitting a notice of guaranteed delivery through ATOP.

    Holders whose Notes are not available or who cannot deliver their Notes and all other documents required hereby to the Depositary prior to, or on, the Expiration Date may nevertheless tender their Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Notes--Tendering Notes--Guaranteed Delivery." See Instruction 2 herein.

    DELIVERY OF DOCUMENTS TO DTC, THE COMPANY OR THE DEALER MANAGER DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    Holders who wish to tender their Notes must complete the box below entitled "Method of Delivery" and complete columns (1) through (3) in the box herein entitled "Description of Notes Tendered" and sign in the appropriate box below. Holders who complete this Letter of Transmittal will be deemed to have tendered all Notes listed in the box.

    Only registered Holders of Notes may validly tender their Notes pursuant to the Offer. Only registered Holders of Notes are entitled to receive the Offer Consideration with respect to the Notes pursuant to the Offer.

    All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

  METHOD OF DELIVERY

  / /  CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

  / / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY SPECIFIED ABOVE AND COMPLETE THE FOLLOWING:
        Name of Tendering Institution: _______________________________

        Name of Book-Entry Transfer Facility:
        / /        The Depository Trust Company
        Account Number: ______________ VOI Number: ______________

  / / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
        Name(s) of Registered Owner(s): ______________________________________
        Window Ticket Number (if any): _______________________________________
        Date of Execution of Notice of Guaranteed Delivery: __________________ Name of Eligible Institution which Guaranteed Delivery: ______________

        If delivered by a Book-Entry Transfer Facility, check box of Book-Entry Transfer Facility:
        / /        The Depository Trust Company
        Account Number: ______________ VOI Number: ______________

                         DESCRIPTION OF NOTES TENDERED*

 NAME(S) AND ADDRESS(ES) OF
          HOLDER(S)
 (PLEASE FILL IN, IF BLANK,
EXACTLY AS NAME(S) APPEAR(S)
          ON NOTES)             NOTES TENDERED (ATTACH ADDITIONAL SCHEDULE, IF NECESSARY)
             (1)                            (2)                            (3)

                                                                PRINCIPAL AMOUNT OF NOTES
                                   SECURITY NUMBER(S)**                TENDERED***

* Completion of this Letter of Transmittal will constitute the tender of all Notes delivered.

**  Need not be completed by Holders tendering by book-entry transfer.

*** Unless otherwise specified, the entire aggregate principal amount represented by the Notes described above will be deemed to be tendered.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase dated May 5, 1998 (as the same may be supplemented or amended from time to time, the "Offer to Purchase") of U.S. Office Products Company (the "Company") and this Letter of Transmittal and instructions hereto (as the same may be supplemented or amended from time to time, the "Letter of Transmittal," which, together with the Offer to Purchase, constitutes the "Offer") relating to the Company's offer to purchase any and all of its outstanding 5 1/2% Convertible Subordinated Notes due 2003 (the "Notes") held in registered form (other than the Registered Regulation S Notes) upon the terms and subject to the conditions set forth in the Offer.

    Upon the terms and subject to the conditions of the Offer as set forth in the Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above.

    Subject to, and effective upon, the acceptance for payment of the principal amount of Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of, all Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Notes, or transfer ownership of such Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Notes for transfer on the register and (c) receive all benefits and otherwise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Offer as described in the Offer to Purchase.

    The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time on or prior to the Expiration Date. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be returned to the tendering Holders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). Tenders of Notes (or any portion of such Notes in integral multiples of $1,000) may be withdrawn at any time on or prior to the Expiration Date and, unless accepted by the Company, may be withdrawn at any time after 40 business days after the date of this Offer to Purchase. If, prior to the Expiration Date, the Company reduces (i) the principal amount of Notes subject to the Offer or
(ii) the Purchase Price, then previously tendered Notes may be validly withdrawn until the expiration of ten business days after the date that notice of either such reduction is first published, given or sent to Holders by the Company. If the Company makes a material change in the terms of the Offer, the Company will disseminate additional Offer materials regarding such change and will extend the Offer, in each case to the extent required by applicable law.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Notes will be subject to any adverse claim or right. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

    The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase under the caption "Procedures for Tendering Notes" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Notes for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived such defect) will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Depositary.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Offer Consideration with respect to Notes accepted for payment, and return any certificates for Notes not tendered or not accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Notes Tendered." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the check for the Offer Consideration with respect to Notes accepted for payment, together with any certificates for Notes not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Notes Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the check for the Offer Consideration with respect to any Notes accepted for payment, and return any certificates for Notes not tendered or not accepted for payment, in the name(s) of, and mail the check and any such certificates to, the person(s) at the address(es) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Note from the name of the registered holder(s) thereof if the Company does not accept for payment any of the principal amount of such Note.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment and/or the check for the Offer Consideration are to be issued in the name of someone other than the undersigned, or if Notes are to be returned by credit to an account maintained by DTC.

Issue Check and/or Notes to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                    ZIP CODE

________________________________________________________________________________
                         TAXPAYER IDENTIFICATION NUMBER
               (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                          Requires Signature Guarantee

Credit unaccepted Notes tendered by book-entry transfer to:

    / / The Depository Trust Company account set forth below:

                                        ________________________________________
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment and/or the check for the Offer Consideration are to be sent to someone other than the undersigned at an address other than that shown above.

Deliver Check and/or Notes to:
Name: __________________________________________________________________________

                                 (Please print)
Address: _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                        Zip Code
________________________________________________________________________________
                         TAXPAYER IDENTIFICATION NUMBER
               (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                          Requires Signature Guarantee

                                   SIGN HERE

                       (TO BE COMPLETED BY ALL TENDERING
                     HOLDERS OF NOTES REGARDLESS OF WHETHER
                 NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

              (Signature(s) of Holder(s) or Authorized Signatory)
Dated: __________________________________, 1998

Must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for the Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 herein.
Name(s): _______________________________________________________________________
________________________________________________________________________________

                                 (Please Print)
Capacity (full title): _________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________

                              (Including Zip Code)
Area Code and Telephone No.: ___________________________________________________

              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 5 BELOW)
 ______________________________________________________________________________

       (Name of Medallion Signature Guarantor Guaranteeing Signature(s) )
 ______________________________________________________________________________

 (Address (including zip code) and Telephone No. (including area code) of Firm)
 ______________________________________________________________________________

                             (Authorized Signature)
 ______________________________________________________________________________

                                 (Printed Name)
 ______________________________________________________________________________

                                    (Title)
 Dated: __________________________________, 1998

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a Medallion Signature Guarantor (as defined in the Offer to Purchase) unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Letter of Transmittal, shall include DTC) of the Notes tendered herewith and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Notes are tendered for the account of an Eligible Institution (as defined in the Offer to Purchase). See Instruction 5 herein.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Holders (other than Holders transmitting instructions through ATOP) if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "The Offer--Procedures for Tendering Notes-- Book-Entry Delivery Procedures" in the Offer to Purchase; or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Notes-- Tendering Notes--Guaranteed Delivery" in the Offer to Purchase. All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary at its address set forth herein prior to the Expiration Date or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Depositary.

    If a Holder desires to tender Notes pursuant to the Offer and time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Notes pursuant to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Notes--Tendering Notes--Guaranteed Delivery" in the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, or an Agent's Message with respect to guaranteed delivery, must be received by the Depositary, either by hand delivery, mail, or facsimile transmission prior to the Expiration Date, and (iii) the certificates for all tendered Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Notes delivered electronically into the Depositary's account at DTC pursuant to the procedures for such transfer set forth in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any required signature guarantees and any other documents required by this Letter of Transmittal, or a properly transmitted Agent's Message, must be received by the Depositary within three business days after the date of the execution of such Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

    No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

    If Holders wish to tender less than the entire principal amount evidenced by any Note submitted, such Holders must fill in the principal amount that is to be tendered in the column entitled "Principal Amount of Notes Tendered," but only in integral multiples of $1,000. In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire amount that is represented by Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated. (This paragraph does not apply to tender by book-entry transfer.)

    All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of tendered Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders and withdrawals of Notes that are not in proper form or the acceptance of which would, in the opinion of the Company or counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of a tender as to particular Notes. The Company's interpretation of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders and withdrawals of Notes must be cured within such time as the Company shall determine. Tenders and withdrawals of Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Depositary that are not properly tendered or delivered and to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holder unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

    None of the Company, the Depositary, the Information Agent, the Dealer Manager, the Trustee or any other person shall be obligated to give notification of defects or irregularities in any tender or withdrawal or shall incur any liability for failure to give any such notification.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Notes Tendered " is inadequate, the certificate numbers of the Notes and the principal amount of Notes tendered should be listed on a separate schedule and attached hereto.

    4. WITHDRAWAL OF TENDERS. Tenders of Notes (or any portion of such Notes in integral multiples of $1,000) may be withdrawn at any time on or prior to the Expiration Date and, unless accepted by the Company, may be withdrawn at any time after 40 business days after the date of the Offer to Purchase.

    For a withdrawal of a tender of Notes to be effective, a written, telegraphic, or facsimile transmission of a notice of withdrawal must be received by the Depositary on or prior to the Expiration Date (or such later date as may be permitted by the preceding paragraph) at its address set forth on the back cover of this Offer to Purchase. Any such notice of withdrawal must specify the name of the person who tendered the Notes to be withdrawn, that such person is withdrawing his or her election to tender such Notes, the aggregate principal amount of the Notes to be withdrawn, and the name of the registered Holder of the Notes as set forth on the Notes, if different from that of the person who tendered such Notes. If Notes have been delivered or otherwise identified to the Depositary, then prior to the physical release of such Notes, the tendering Holder must submit the serial numbers shown on the particular Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Notes tendered for the account of any Eligible Institution. If Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "Procedures for Tendering Notes--Tendering Notes--Book-Entry Delivery Procedures," the notice of withdrawal must specify the name and number of the account at DTC to be credited with such withdrawal of Notes and must otherwise comply with such book-entry transfer facility's procedures, in which case a notice of withdrawal will be effective if delivered to the Depositary by written, telegraphic, or facsimile transmission. Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Offer to Purchase under "Procedures for Tendering Notes."

    All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company's sole discretion (whose determination shall be final and binding). No withdrawal of Notes will be deemed to have been properly made until all defects or irregularities have been cured or expressly waived. None of the Company, the Depositary, the Dealer Manager, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

    Withdrawal of Notes can only be accomplished in accordance with the foregoing procedures.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond to the name(s) as written on the face of the Notes without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

    If any Notes tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any Notes tendered hereby are registered in the names of different Holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Notes.

    If this Letter of Transmittal is signed by the registered Holder of Notes tendered hereby, no endorsements of such Notes or separate bond powers are required, unless payment is to be made to, or Notes not tendered or not accepted for payment are to be issued in the name of, a person other than the registered Holder(s), in which case the Notes tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes. Signatures on such Notes and bond powers must be guaranteed by a Medallion Signature Guarantor. See Instruction 1 herein.

    If this Letter of Transmittal or any Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

    6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the purchase of Notes pursuant to the Offer. If, however, Notes for principal amounts not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Notes, or if tendered Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of Notes pursuant to the Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Offer Consideration otherwise payable to such tendering Holder.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the payment of the Offer Consideration with respect to any Notes tendered hereby is to be issued, or if Notes not tendered or not accepted for payment are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Note is to be sent to someone other than the person(s) signing this

Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Notes Tendered," the appropriate boxes in this Letter of Transmittal must be completed. If no such instruction is given, the Offer Consideration and/or Notes not accepted for payment or not tendered as the case may be, will be sent to the person signing this Letter of Transmittal. All Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account from which such Notes were delivered.

    8. CONFLICTS. In the event of any conflict between the terms of the Offer to Purchase and the terms of this Letter of Transmittal, the terms of the Offer to Purchase will control.

    9. WAIVER OF CONDITIONS. The Company reserves the absolute right, subject to applicable law, to amend in any respect or waive any of the specified conditions of the Offer in the case of any particular Note tendered.

    10. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. If a Holder desires to tender Notes pursuant to the Offer, but any such Note has been mutilated, lost, stolen or destroyed, such Holder should write to or telephone the Trustee, at the address listed below, concerning the procedures for obtaining replacement certificates for such Note, arranging for indemnification or any other matter that requires handling by the Trustee:

The Chase Manhattan Bank
450 West 33rd Street
15th Floor
New York, New York 10001

Attention: Karen Vera

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Offer to Purchase and the related Letter of Transmittal, may be directed to the Information Agent, MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York 10010, (800) 322-2885, or collect (212) 929-5500. A Holder may also contact the Dealer Manager at its telephone number set forth on the back cover page of this Letter of Transmittal or such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

    12. U.S. FEDERAL INCOME TAX BACKUP WITHHOLDING. To prevent backup withholding on any consideration paid to an owner or other payee with respect to Notes purchased pursuant to the Offer, the owner is required to notify the Depositary of the owner's current Taxpayer Identification Number ("TIN") (or the TIN of any other payee) by completing the Substitute Form W-9 below, certifying that the TIN provided on such form is correct (or that such owner is awaiting a TIN), and that (i) the owner has not been notified by the Internal Revenue Service that the owner is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the owner that the owner is no longer subject to backup withholding. If such owner is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the owner or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any consideration paid to such owner or other payee with respect to Notes purchased pursuant to the Offer may be subject to 31% backup withholding tax.

    Certain owners of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. If backup withholding applies, the Depositary is required to withhold 31% of any consideration paid to the owner or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided the required information is furnished.

    13. WHAT NUMBER TO GIVE THE DEPOSITARY. The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE INTERNAL REVENUE CODE, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF NOTES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER LAWS, OF THE SALE OF THE NOTES. FOR ADDITIONAL INFORMATION, SEE "CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS" IN THE OFFER TO PURCHASE.

                             PAYER'S NAME [                 ]
 SUBSTITUTE                   Part 1-- PLEASE PROVIDE YOUR TIN IN    Social Security Number
                              THE
                              BOX AT RIGHT AND CERTIFY BY SIGNING            or
                              AND DATING BELOW                    Employer Identification
 FORM W-9                                                                 Number
 DEPARTMENT OF THE TREASURY   Part 2--Certification-Under penalties of perjury, I certify that:
                              (1) The number shown on this form is my correct taxpayer
 INTERNAL REVENUE SERVICE     identification number
                              (or I am waiting for a number to be issued to me) and
 PAYER'S REQUEST FOR          (2) I am not subject to backup withholding because: (a) I am exempt from backup
 TAXPAYER IDENTIFICATION      withholding, or (b) I have not been notified by the Internal
                              Revenue Service
                              (IRS) that I am subject to backup withholding as a result of
 NUMBER "TIN"                 a failure to report all interest or dividends, or (c) the
                              IRS has notified me that I am no longer subject to backup
                                 withholding.
                              CERTIFICATION INSTRUCTIONS--You must cross out Item (2)
                              above if you have been notified by the IRS that you are
                                 currently subject to backup withholding because of under
                                 reporting interest or dividends on your tax return.
                              SIGNATURE:                             Part 3

                                                                    Awaiting TIN  / /

                              DATE:

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31
      PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                     CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.
Signature ______________________________________________________________________
Date ___________________________________________________________________________

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]
                                156 Fifth Avenue
                            New York, New York 10010
                                 (212) 929-5500
                                       or
                                 (800) 322-2885
                             Attention: Bob Marese

                      THE DEALER MANAGER FOR THE OFFER IS:
                         BancAmerica Robertson Stephens
                             555 California Street
                                   Suite 2600
                            San Francisco, CA 94104
                                 (415) 693-3215
                                       or
                                 (800) 234-2663
                              Attention: Dan White
                                       or
                                  Jeff Winaker